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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):       JANUARY 2, 2003


                         HI-SHEAR TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)


       DELAWARE                    001-12810                22-2535743
    (State or other               (Commission            (I.R.S. Employer
     jurisdiction                 File Number)           Identification No.)
   of incorporation)

                              24225 GARNIER STREET
                              TORRANCE, CALIFORNIA                 90505-5355
                     (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code:      (310) 784-2100


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ITEM 4.           CHANGES IN COMPANY'S CERTIFYING ACCOUNTANT

         Effective January 2, 2003, by recommendation of the Company's Audit Committee and approval of the Board of Directors, Grant Thornton LLP ("Grant Thornton") was dismissed as the Registrant's certifying accountant in an effort to reduce administrative expenses.

         The Raimondo Pettit Group was selected to serve as Hi-Shear's independent certifying accountants and to conduct the audit of the Company's financial statements for the fiscal year ending May 31, 2003 and reviews for the second quarter ending November 30, 2002 and third quarter ending February 28, 2003.

         Grant Thornton's report on the Company's financial statements for the fiscal years ended May 31, 2002 and May 31, 2001 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The Company was not aware of any disagreements with Grant Thornton during the Company's two most recent fiscal years or any subsequent interim period preceding Grant Thorton's dismissal on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events, as described in Item 304 of Regulation S-K under the Securities Act of 1933, as amended.

         During fiscal year ended May 31, 2001, the first year of their engagement, Grant Thornton recommended, and the Company adopted, a different accounting for certain legal and interest costs. Four days following their recent dismissal, Grant Thornton purported to have issued a report in 2001 which contained a characterization of this accounting recommendation as a disagreement, and noted certain matters involving internal control and its operation that Grant Thornton considered to be reportable conditions. Reportable conditions involve matters relating to significant deficiencies in the design or operation of internal control, that, in the auditor's judgment, could adversely affect the organization's ability to record, process, summarize and report financial data consistent with the assertions of management in the financial statements.

         The Company has asked Grant Thornton to furnish it with a letter addressed to the Securities and Exchange Commission stating that it agrees with the above statements and intends to file the letter as an amendment to this Form 8-K within 10 business days of this Report.

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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements - None

         (b)      Exhibits

                  16.1 - Letter on change in certifying accountant.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HI-SHEAR TECHNOLOGY CORP.



Dated: January 9, 2003                    By: /s/ George W. Trahan
                                              --------------------
                                              George W. Trahan, President, Chief
                                              Executive Officer and Co-Chairman